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                                INDEMNITY AGREEMENT


     THIS INDEMNITY AGREEMENT, dated as of ____________, 1998, between Golden State Vintners, Inc., a Delaware corporation (the "Corporation"), and ________________________ (the "Indemnitee").


                                W I T N E S S E T H:

     WHEREAS, Indemnitee is a member of the board of directors of the Corporation (the "Board of Directors") or is an officer of the Corporation, and in such capacity has performed and is continuing to perform valuable services for the Corporation;

     WHEREAS, Indemnitee is willing to serve, continue to serve, and take on additional responsibilities as a member of the Board of Directors and/or officer for or on behalf of the Corporation on the condition that he or she be indemnified as herein provided; and

     WHEREAS, it is intended that Indemnitee shall be paid promptly by the Corporation all amounts necessary to effectuate in full the indemnity provided herein:

     NOW THEREFORE, in consideration of the premises and the covenants in this Agreement, and intending to be legally bound hereby, the parties hereto agree as follows:

     1. SERVICES BY INDEMNITEE. Indemnitee agrees to serve as a director or officer of the Corporation so long as he or she is duly appointed or elected and qualified in accordance with the applicable provisions of the Certificate of Incorporation and Bylaws of the Corporation and until such time as he or she resigns or fails to stand for election or is removed from his or her position. Indemnitee may at any time and for any reason resign or be removed from such position (subject to any other contractual obligation or other obligation imposed by operation of law), in which event the Corporation shall have no obligation under this Agreement to continue Indemnitee in any such position.

     2. INDEMNIFICATION. The Corporation shall indemnify Indemnitee against Expenses and Liabilities in connection with any Proceeding arising out of acts or omissions of Indemnitee occurring during Indemnitee's service as a director or as an officer of the Corporation to the fullest extent permitted by applicable law or the Certificate of Incorporation in effect on the date hereof or as such law or Certificate of Incorporation may from time to time be amended (but, in the case of any such amendment, only to the extent such amendment permits the Corporation to provide broader indemnification rights than the law or Certificate of Incorporation permitted the Corporation to provide before such amendment). The right to indemnification provided in the Certificate of Incorporation shall be presumed to have been relied upon by Indemnitee in serving or continuing to serve the Corporation and shall be


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enforceable as a contract right.  Without diminishing the scope of the indemnification provided by this Section 2, the Corporation shall indemnify Indemnitee whenever he or she is or was a party or is threatened to be made a party to any Proceeding, including without limitation any such Proceeding brought by or in the right of the Corporation, because he or she is or was a director or officer of the Corporation or because of anything done or not done by Indemnitee in such capacity, against Expenses and Liabilities actually and reasonably incurred by Indemnitee or on his or her behalf in connection with such Proceeding, including the costs of any investigation, defense, settlement or appeal, except that no indemnification shall be made with respect to any claim, issue or matter if Indemnitee was finally adjudged to be liable to the Corporation by a court of competent jurisdiction due to his or her gross negligence or willful misconduct unless and to the extent that a Delaware Court of Chancery or the court in which the action was heard determines that Indemnitee is entitled to indemnification for such amounts as the court deems proper. In addition to, and not as a limitation of the foregoing, the rights of indemnification of Indemnitee provided under this Agreement shall include those rights set forth in Sections 3, 6, 8 and 12 below.

     3. ADVANCEMENT OF EXPENSES. All reasonable Expenses incurred by or on behalf of Indemnitee shall be advanced from time to time by the Corporation to Indemnitee within thirty (30) days after the Corporation's receipt of a written request for an advancement of Expenses, whether prior to or after final disposition of a Proceeding (except to the extent that there has been a Final Adverse Determination that Indemnitee is not entitled to be indemnified for such Expenses), including without limitation any Proceeding brought by or in the right of the Corporation. The written request for an advancement of any and all Expenses under this Section 3 shall contain reasonable detail of the Expenses incurred by Indemnitee. The Indemnitee hereby undertakes to repay the amounts advanced only if, and to the extent that, it is ultimately determined that Indemnitee is not entitled to be indemnified pursuant to the terms of this Agreement.

     4. LIMITATIONS. The foregoing indemnity and advancement of Expenses shall apply only to the extent that Indemnitee has not been indemnified and reimbursed pursuant to such insurance as the Corporation may maintain for Indemnitee's benefit, or otherwise; provided, however, that notwithstanding the availability of such other indemnification and reimbursement, Indemnitee may claim indemnification and advancement of Expenses pursuant to this Agreement by assigning to the Corporation, at its request, Indemnitee's claims under such insurance to the extent Indemnitee has been paid by the Corporation.

     5. INSURANCE AND FUNDING. The Corporation may purchase and maintain insurance to protect itself and/or Indemnitee against any Expenses and Liabilities in connection with any Proceeding to the fullest extent permitted by applicable laws. The Corporation may create a trust fund, grant an interest or use other means (including, without limitation, a letter of credit) to ensure the payment of such amounts as may be necessary to effect indemnification or advancement of Expenses as provided in this Agreement.

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     6.   PROCEDURE FOR DETERMINATION OF ENTITLEMENT TO INDEMNIFICATION.

          (a) NOTIFICATION OF PROCEEDING. Whenever Indemnitee believes that he or she is entitled to indemnification pursuant to this Agreement, Indemnitee shall submit a written request for indemnification to the Corporation. Any request for indemnification shall include sufficient documentation or information reasonably available to Indemnitee to support his or her claim for indemnification. Indemnitee shall submit such claim for indemnification promptly after receipt by the Indemnitee of notice of the commencement of any Proceeding, any judgment, order, settlement, dismissal, arbitration award, conviction, acceptance of a plea of nolo contendere or its equivalent, final termination or other disposition or partial disposition of any Proceeding. The omission so to notify the Corporation will not relieve it from any liability which it may have to Indemnitee if such omission does not prejudice the Corporation's rights. If such omission does prejudice the Corporation's rights, the Corporation will be relieved from liability only to the extent of such prejudice, and such omission will not relieve the Corporation from any liability which it may have to Indemnitee otherwise than under this Agreement.

          (b) REQUEST FOR INDEMNIFICATION. The Corporation shall provide any indemnification requested by Indemnitee not later than ninety (90) days after the Corporation's receipt of the written request of the Indemnitee for such indemnification, unless a good faith determination is made within said 90-day period (i) by the Board of Directors by a majority vote of a quorum thereof consisting of Disinterested Directors; or (ii) in the event such a quorum is not obtainable, at the election of the Corporation, either by independent legal counsel in a written opinion or by a panel of arbitrators, one of whom is selected by the Corporation, another of whom is selected by the Indemnitee and the last of whom is selected by the first two arbitrators so selected, that the Indemnitee is not or (subject to final judgment or other final adjudication as provided in Section 10(a) below) ultimately will not be entitled to indemnification hereunder.

          (c) APPLICATION FOR ENFORCEMENT. Notwithstanding a determination under Section 6(b) above that the Indemnitee is not entitled to indemnification with respect to any specific proceeding, the Indemnitee shall have the right to apply to any court of competent jurisdiction for the purpose of enforcing the Indemnitee's right to indemnification pursuant to this Agreement. Neither the failure of the Corporation (including its Board of Directors or independent legal counsel or the panel of arbitrators) to have made a determination prior to the commencement of such action that the Indemnitee is entitled to indemnification hereunder, nor an actual determination by the Corporation (including its Board of Directors or independent legal counsel or the panel of arbitrators) that the Indemnitee is not entitled to indemnification hereunder, shall be a defense to the action or create any presumption that the Indemnitee is not entitled to indemnification hereunder.

          (d) INDEMNIFICATION OF CERTAIN EXPENSES. The Corporation shall indemnify the Indemnitee against all expenses incurred in connection with any hearing or proceeding under this Section 6 if the Indemnitee prevails in such hearing or proceeding.

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          (e)  LIMITATION.  If a determination that Indemnitee is entitled to indemnification has been made pursuant to this Section 6 hereof or otherwise pursuant to the terms of this Agreement, the Corporation shall be bound by such determination in the absence of (i) a misrepresentation or omission of a material fact by Indemnitee or (ii) a specific finding (which has become final) by an appropriate court of the State of Delaware that all or any part of such indemnification is expressly prohibited by law.

     7. MODIFICATION, WAIVER, TERMINATION AND CANCELLATION. No supplement, modification, termination, cancellation or amendment of this Agreement shall be binding unless executed in writing by both of the parties hereto. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provisions hereof (whether or not similar), nor shall such waiver constitute a continuing waiver.

     8. SUBROGATION. In the event of payment under this Agreement, the Corporation shall be subrogated to the extent of such payment to all of the rights of recovery of Indemnitee, who shall execute all papers required and shall do everything that may be necessary to secure such rights, including the execution of such documents necessary to enable the Corporation effectively to bring suit to enforce such rights.

     9.   DEFENSE OF CLAIM.

          (a) ASSUMPTION OF DEFENSE. In the event that the Corporation shall be obligated to pay the Expenses and Liabilities of any Proceeding against the Indemnitee, the Corporation, jointly with any other indemnifying party similarly notified, will be entitled to assume the defense thereof, with counsel reasonably satisfactory to Indemnitee; provided, however, that the Corporation shall not be entitled to assume the defense of any Proceeding if Indemnitee shall have reasonably concluded that there may be a conflict of interest between the Corporation and Indemnitee with respect to such Proceeding. After notice from the Corporation to Indemnitee of its election to assume the defense thereof, the Corporation will not be liable to Indemnitee under this Agreement for any Expenses subsequently incurred by Indemnitee in connection with the defense thereof, other than reasonable costs of investigation or as otherwise provided below. Indemnitee shall have the right to employ his or her own counsel in such Proceeding but the fees and expenses of such counsel incurred after notice from the Corporation of its assumption of the defense thereof shall be at the expense of Indemnitee unless:

               (i) The employment of counsel by Indemnitee has been authorized by the Corporation;

               (ii) Indemnitee shall have reasonably concluded that counsel engaged by the Corporation may not adequately represent Indemnitee; or

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               (iii) The Corporation shall not in fact have employed counsel to assume the defense in such Proceeding or shall not in fact have assumed such defense and be acting in connection therewith with reasonable diligence; in each of which cases the fees and expenses of such counsel shall be at the expense of the Corporation.

          (b) SETTLEMENT. The Corporation shall not settle any Proceeding in any manner which would impose any penalty or limitation on Indemnitee without Indemnitee's written consent; provided, however, that Indemnitee will not unreasonably withhold his or her consent to any proposed settlement.

     10.  EXCEPTIONS.

          (a) CERTAIN MATTERS. Any provision herein to the contrary notwithstanding, the Corporation shall not be obligated pursuant to the terms of this Agreement to indemnify the Indemnitee on account of any Proceeding with respect to (i) remuneration paid to the Indemnitee if it is determined by final judgment or other final adjudication that such remuneration was in violation of law; (ii) which final judgment is rendered against the Indemnitee for an accounting of profits made from the purchase or sale by the Indemnitee of securities of the Corporation or any affiliate of the Corporation pursuant to the provisions of Section 16(b) of the Securities Exchange Act of 1934, as amended, or similar provisions of any federal, state or local statute; or
(iii) which (but only to the extent that) it is determined by final judgment or other final adjudication that the Indemnitee's conduct was in bad faith, knowingly fraudulent or deliberately dishonest. For purposes of the foregoing sentence, a final judgment or other adjudication may be reached in either the underlying Proceeding or action in connection with which indemnification is sought or a separate proceeding or action to establish rights and liabilities under this Agreement.

          (b) CLAIMS INITIATED BY THE INDEMNITEE. Any provision herein to the contrary notwithstanding, the Corporation shall not be obligated pursuant to the terms of this Agreement to indemnify or advance expenses to the Indemnitee with respect to Proceedings initiated or brought voluntarily by the Indemnitee and not by way of defense, except with respect to Proceedings brought to establish or enforce a right to indemnification under this Agreement or any other statute or law or otherwise as required under Section 145 of the Delaware General Corporation Law, but such indemnification or advancement of Expenses may be provided by the Corporation in specific cases if the Board finds it to be appropriate. Any provision herein to the contrary notwithstanding, the Corporation shall not be obligated pursuant to the terms of this Agreement to indemnify the Indemnitee for any Expenses incurred by the Indemnitee with respect to any Proceeding instituted by the Indemnitee to enforce or interpret this Agreement if the Indemnitee does not prevail in such Proceeding.

          (c) UNAUTHORIZED SETTLEMENTS. Any provision herein to the contrary notwithstanding, the Corporation shall not be obligated pursuant to the terms of this Agreement to indemnify the Indemnitee under this Agreement for any amounts paid in settlement of a Proceeding effected without the Corporation's written consent. Neither the Corporation nor the

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Indemnitee shall unreasonably withhold consent to any proposed settlement;
provided, however, that the Corporation may in any event decline to consent to (or to otherwise admit or agree to any liability for indemnification hereunder in respect of) any proposed settlement if the Corporation determines in good faith (pursuant to Section 6(b) above) that the Indemnitee is not or ultimately will not be entitled to indemnification hereunder.

          (d) SECURITIES ACT LIABILITIES. Any provision herein to the contrary notwithstanding, the Corporation shall not be obligated pursuant to the terms of this Agreement to indemnify the Indemnitee or otherwise act in violation of any undertaking appearing in and required by the rules and regulations promulgated under the Securities Act of 1933, as amended (the "Act"), in any registration statement filed with the Securities and Exchange Commission under the Act. The Indemnitee acknowledges that paragraph (h) of Item 512 of Regulation S-K currently generally requires the Corporation to undertake in connection with any registration statement filed under the Act to submit the issue of the enforceability of the Indemnitee's rights under this Agreement in connection with any liability under the Act on public policy grounds to a court of appropriate jurisdiction and to be governed by any final adjudication of such issue. The Indemnitee specifically agrees that any such undertaking shall supersede the provisions of this Agreement and to be bound by any such undertaking.

     11. NOTICES. All notices, requests, demands and other communications hereunder shall be in writing and shall be deemed to have been duly given if (i) delivered by hand and receipted for by the party to whom said notice or other communication shall have been directed, or (ii) mailed by certified or registered mail with postage prepaid, on the third business day after the date on which it is so mailed:

          (a)  If to Indemnitee, to:

               -------------------------------

               -------------------------------

               -------------------------------

               -------------------------------


(b)  If to the Corporation, to:

               Golden State Vintners, Inc.
               500 Drake's Landing Road
               Greenbrae, California 94904
               Attention: Secretary

or to such other address as may have been furnished to Indemnitee by the Corporation or to the Corporation by Indemnitee, as the case may be.

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     12.  NONEXCLUSIVITY.  The rights of Indemnitee hereunder shall not be deemed exclusive of any other rights to which Indemnitee may now or in the future be entitled under the Delaware General Corporation Law, the Corporation's Certificate of Incorporation or Bylaws, or any agreements, vote of stockholders, resolution of the Board of Directors or otherwise.

     13.  CERTAIN DEFINITIONS.

          (a) "Disinterested Director" shall mean a director of the Corporation who is not or was not a party to the Proceeding in respect of which indemnification is being sought by Indemnitee.

          (b) "Expenses" shall include all direct and indirect costs (including, without limitation, attorneys' fees, retainers, court costs, transcripts, fees of experts, witness fees, travel expenses, duplicating costs, printing and binding costs, telephone charges, postage, delivery service fees, all other disbursements or out-of-pocket expenses and reasonable compensation for time spent by Indemnitee for which he or she is otherwise not compensated by the Corporation) actually and reasonably incurred in connection with a Proceeding or establishing or enforcing a right to indemnification under this Agreement, applicable law or otherwise; provided, however, that "Expenses" shall not include any Liabilities.

          (c) "Final Adverse Determination" shall mean that a determination that Indemnitee is not entitled to indemnification shall have been made pursuant to Section 6 hereof and either (1) a final adjudication in a Delaware court pursuant to Section 8(a) hereof shall have denied Indemnitee's right to indemnification hereunder, or (2) Indemnitee shall have failed to file a complaint in a Delaware court pursuant to Section 8(a) for a period of one hundred twenty (120) days after the determination made pursuant to Section 6 hereof.

          (d) "Indemnification Period" shall mean the period of time during which Indemnitee shall continue to serve as a director or as an officer of the Corporation, and thereafter so long as Indemnitee shall be subject to any possible Proceeding arising out of acts or omissions of Indemnitee as a director or as an officer of the Corporation.

          (e) "Liabilities" shall mean liabilities of any type whatsoever including, but not limited to, any judgments, fines, ERISA excise taxes and penalties, penalties and amounts paid in settlement (including all interest assessments and other charges paid or payable in connection with or in respect of such judgments, fines, penalties or amounts paid in settlement) of any Proceeding.

          (f) "Proceeding" shall mean any threatened, pending or completed action, claim, suit, arbitration, alternate dispute resolution mechanism, investigation, administrative hearing or any other proceeding whether civil, criminal, administrative or investigative, including any and all appeals therefrom.

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     14.  BINDING EFFECT, DURATION AND SCOPE OF AGREEMENT.  This Agreement shall be binding upon and inure to the benefit of and be enforceable by the parties hereto and their respective successors and assigns (including any direct or indirect successor by purchase, merger, consolidation or otherwise to all or substantially all of the business or assets of the Corporation), spouses, heirs and personal and legal representatives. This Agreement shall continue in effect during the Indemnification Period, regardless of whether Indemnitee continues to serve as a director or as an officer.

     15. SEVERABILITY. If any provision or provisions of this Agreement (or any portion thereof) shall be held to be invalid, illegal or unenforceable for any reason whatsoever:

          (a) the validity, legality and enforceability of the remaining provisions of this Agreement shall not in any way be affected or impaired thereby; and

          (b) to the fullest extent legally possible, the provisions of this Agreement shall be construed so as to give effect to the intent of any provision held invalid, illegal or unenforceable.

     16. GOVERNING LAW AND INTERPRETATION OF AGREEMENT. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Delaware, as applied to contracts between Delaware residents entered into and to be performed entirely within Delaware. If the laws of the State of Delaware are hereafter amended to permit the Corporation to provide broader indemnification rights than said laws permitted the Corporation to provide prior to such amendment, the rights of indemnification and advancement of expenses conferred by this Agreement shall automatically be broadened to the fullest extent permitted by the laws of the State of Delaware, as so amended.

     17. CONSENT TO JURISDICTION. The Corporation and Indemnitee each irrevocably consent to the jurisdiction of the courts of the State of Delaware for all purposes in connection with any action or proceeding which arises out of or relates to this Agreement. The Corporation and Indemnitee each agree that any action instituted under this Agreement shall be brought only in the state courts of the State of Delaware.

     18. ENTIRE AGREEMENT. This Agreement represents the entire agreement between the parties hereto, and there are no other agreements, contracts or understandings between the parties hereto with respect to the subject matter of this Agreement, except as specifically referred to herein or as provided in
Section 12 hereof.

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     19.  COUNTERPARTS.  This Agreement may be executed in one or more counterparts, each of which shall for all purposes be deemed to be an original but all of which together shall constitute one and the same Agreement.

COMPANY:                           GOLDEN STATE VINTNERS, INC.


                                   --------------------------------------------
                                   Name:
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                                   Title:
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INDEMNITEE:
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                                   Name:
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                                   Title:
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